Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of GSO Palmetto Opportunistic Investment Partners LP, GSO Credit-A Partners LP, GSO Special Situations Fund LP, GSO Special Situations Overseas Master Fund Ltd, GSO Special Situations Overseas Fund Ltd., GSO Holdings I L.L.C., GSO Capital Partners LP, GSO Advisor Holdings L.L.C., Blackstone Holdings I L.P., Blackstone Holdings I/II GP Inc., The Blackstone Group L.P., Blackstone Group Management L.L.C., Bennett J. Goodman, J. Albert Smith III, Douglas I. Ostrover, and Stephen A. Schwarzman, on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of GMX Resources Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 11th day of March 2013.

GSO Palmetto Opportunistic Investment Partners LP
By: GSO Palmetto Opportunistic Associates LLC, its general partner
By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO Credit A-Partners LP
By: GSO Credit-A Associates LLC, its general partner
By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO Palmetto Opportunistic Associates LLC
By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO Credit-A Associates LLC
By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO Special Situations Fund LP
By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO Special Situations Overseas Master Fund Ltd.
By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO Special Situations Overseas Fund Ltd.
By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO Holdings I L.L.C.
By: /s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

GSO Capital Partners LP
By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO Advisor Holdings L.L.C.
By: Blackstone Holdings I L.P., its sole member
By: Blackstone Holdings I/II GP Inc., its general partner
By: /s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

Blackstone Holdings I L.P.
By: Blackstone Holdings I/II GP Inc., its general partner
By: /s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

Blackstone Holdings I/II GP Inc.
By: /s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

30

The Blackstone Group L.P.
By: Blackstone Group Management L.L.C., its general partner
By: /s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

Blackstone Group Management L.L.C.
By: /s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

By: /s/ Stephen A. Schwarzman
Stephen A. Schwarzman

Bennett J. Goodman
By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Attorney-in-Fact

J. Albert Smith III
By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Attorney-in-Fact

Douglas I. Ostrover
By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Attorney-in-Fact

31